Vertex Energy, Inc. 10-Q/A

EXHIBIT 31.3

CERTIFICATION PURSUANT TO

SECTION 302 OF THE SARBANES-OXLEY ACT OF 2002

I, Benjamin P. Cowart, certify that:

1	I have reviewed this Quarterly Report on Form 10-Q/A of Vertex Energy, Inc.;

2	Based on my knowledge, this report does not contain any untrue statement of a material fact or omit to state a material fact necessary to make the statements made, in light of the circumstances under which such statements were made, not misleading with respect to the period covered by this report;

Date: May 17, 2024	By:	/s/ Benjamin P. Cowart
Benjamin P. Cowart
Chief Executive Officer
(Principal Executive Officer)